Exhibit 10.38

SECOND AMENDMENT TO BUILDING LOAN AGREEMENT

Dated: as of October 20, 2010

By and between

ACADIA ATLANTIC AVENUE, LLC,
as Borrower

and

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY
BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL
MORTGAGE-BACKED SECURITIES TRUST 2008-1,
as Lender

Location:	Atlantic Avenue
Borough:	Brooklyn
County:	Kings
Block:	4145
Lots:	1, 13 and 23

MERS MIN: 8000101-0000007166-7

SECOND AMENDMENT TO BUILDING LOAN AGREEMENT

          This SECOND AMENDMENT TO BUILDING LOAN AGREEMENT (this “Amendment”), dated as of October 20, 2010 (the “Effective Date”), by and between U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1, c/o Bank of America, 900 West Trade Street, S 650, NCI-026-06-01, Charlotte, North Carolina 28255 (“Lender”) and ACADIA ATLANTIC AVENUE, LLC, a Delaware limited liability company, having its principal place of business at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue-Suite 260, White Plains, New York 10605 (“Borrower”), and acknowledged and agreed to by ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company (“Fund II”), POST MANAGEMENT, LLC, a Delaware limited liability company (“Post”; Fund II and Post, individually and/or collectively, as the context may require, the “Guarantor”) and SELF STORAGE MANAGEMENT LLC, a Delaware limited liability company (“Manager”).

WITNESSETH:

          WHEREAS, pursuant to the terms and conditions of that certain Building Loan Agreement, dated as of December 26, 2007, which Building Loan Agreement was filed in the office of the Clerk of Kings County (“County Clerk”) on January 10, 2008 in Control 002427648-01, as amended by that certain Amendment to Building Loan Agreement, dated as of March 12, 2008 (as the same has been or may be amended, renewed, modified, extended, replaced or supplemented from time to time, the “Building Loan Agreement”), Bear Stearns Commercial Mortgage, Inc. (“Bear Stearns”) made a loan to Borrower in the principal amount of up to Eleven Million Two Hundred Twenty-Nine Thousand Two Hundred Sixty and 33/100 Dollars ($11,229,260.33) (the “Building Loan”), which Building Loan is secured, inter alia, by that certain Building Loan Mortgage and Security Agreement, dated as of December 26, 2007, given by Borrower to Bear Stearns encumbering that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, and the buildings, structures and improvements now or hereafter located thereon (collectively, the “Property”);

          WHEREAS, Lender has succeeded to the interest, rights, duties and obligations of Bear Stearns with respect to the Building Loan and is now the holder of the Building Loan Agreement and the other Loan Documents (as defined in the Building Loan Agreement);

          WHEREAS, the parties hereto desire to amend the Building Loan Agreement as set forth in this Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

                              1. Representations and Warranties. Borrower and Guarantor hereby represent and warrant to Lender that, as of the Effective Date hereof:

          (a) The Project, including the Project Improvements, was completed on or about June

22, 2009;

          (b) Attached hereto as Schedule I is a true, accurate and complete list of each contractor, materialman, laborer, workman, engineer, architect or other Person who could have standing to file a lien against the Property pursuant to the Lien Law (individually, each, a “Work Provider” and collectively, the “Work Providers”) in connection with the Project Improvements, the Completion of the Improvements and any other work performed at the Property (collectively, the “Work”);

          (c) Each Work Provider has completed its respective Work;

          (d) No Work Provider has performed any Work at the Property during eight (8) months prior to the Effective Date;

          (e) All Work at the Property performed prior to the Effective Date has been paid for and is evidenced by unconditional final lien waivers;

          (f) Borrower has previously delivered to Lender unconditional final lien waivers fully executed by the applicable Work Provider with respect to all Work and all amounts paid to such Work Provider;

          (g) There are no mechanic’s liens currently recorded against the Property that have not been bonded and Borrower is not aware of any other potential liens which could be filed against the Property;

          (h) After giving effect to the provisions of this Amendment and the other documents entered into by Borrower in connection herewith, no default or Event of Default shall be continuing under the Loan Documents and there is no existing condition which, but for the passage of time or the giving of notice, could result in an Event of Default under the Loan Documents;

          (i) The outstanding principal balance of the Building Loan is $10,140,619.77; and

          (j) The Property is not subject to any existing municipal violations, including, without limitation, any violations issued by the New York City Department of Buildings.

                              2. Agreement with respect to the Final Advance.

          (a) Borrower, Guarantor and Lender hereby acknowledge and agree that the conditions to release the Final Advance, as set forth in Section 2.12 of the Building Loan Agreement, have not been satisfied by Borrower and that Borrower is no longer permitted to request and/or receive the Final Advance under the Building Loan, pursuant to the express provisions thereof, now or at any time hereafter. Borrower and Guarantor hereby rescind, and acknowledge as void, any pending Draw Request delivered to Lender which has not been funded in whole or in part on or before the date hereof.

          (b) Notwithstanding anything to the contrary in the Building Loan Agreement, Borrower, Lender and Guarantor hereby agree that as of the Effective Date, Borrower shall not be permitted to request and/or receive any further Advances under the Building Loan.

                              3. Amendment to Building Loan Agreement.

          (a) The following defined terms as defined in Section 1.1 of the Building Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Gross Income from Operations” shall mean, for any period, all sustainable income, computed in accordance with GAAP, derived from the ownership and operation of the Property from whatever source during such period, including, but not limited to, Rents from tenants in occupancy and paying full contractual rent without right of offset or credit, utility charges, escalations, forfeited security deposits, service fees or charges, license fees, parking fees, rent concessions or credits, business interruption or other loss of income or rental insurance proceeds or other required pass-throughs and interest on Reserves, if any, but excluding Rents from tenants that are included in any Bankruptcy Action, sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, interest on credit accounts, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, Insurance Proceeds (other than business interruption or other loss of income or rental insurance), Awards, unforfeited security deposits, utility and other similar deposits and any disbursements to Borrower from the Reserve Funds, if any.

“Interest Rate” shall mean seven and three hundred forty-four thousandths percent (7.344%).

“Monthly Debt Service Payment Amount” shall mean for each Payment Date (a) commencing with the Payment Date occurring in February, 2008 through and including the Payment Date occurring in October, 2010, the Monthly Interest Payment Amount, (b) commencing with the Payment Date occurring in November, 2010 through and including the Payment Date occurring in April, 2012 (the “Accrual Period”), the Accrual Period Monthly Payment Amount, and (c) commencing with the Payment Date occurring in May, 2012 and on each Payment Date thereafter, the P&I Payment Amount.

          (b) The following defined terms shall be incorporated into Section 1.1 of the Building Loan Agreement:

“Accrual Period Monthly Payment Amount” shall mean an amount equal to the Net Cash Flow Before Debt Service (defined below) for the Interest Period second preceding the then applicable Payment Date, provided, that, in the event the Net Cash Flow Before Debt Service for such period is less than the Monthly Interest Payment Amount (such deficiency, the “Accrual Period Shortfall”), then Borrower shall pay such Accrual Period Shortfall as follows:

First, if on any prior Payment Date there were any NOI Errors, then the remaining Accrual Period Shortfall (or the applicable portion thereof) shall be paid by Borrower (from funds other than funds derived from the use, occupancy, operation and ownership of the Property) in an amount not to exceed the aggregate amount of NOI Errors from such prior Payment Dates;

Second, in the event the Accrual Period Shortfall has not been paid in full as a result of the foregoing and if on any prior Payment Date there were any Excess Funds, then the Accrual Period Shortfall (or the applicable portion thereof) shall be paid by Borrower (from funds other than funds derived from the use, occupancy, operation and ownership of the Property) in an amount not to exceed the aggregate amount of Excess Funds from such prior Payment Dates;

Third, in the event the Accrual Period Shortfall has not been paid in full as a result of the foregoing and provided no Event of Default is then continuing, then the remaining Accrual Period Shortfall (or the applicable portion thereof) shall be disbursed by Lender from the Interest Reserve Account in an amount not to exceed the then remaining amount on deposit in the Interest Reserve Account (and Borrower hereby irrevocably directs Lender to apply such Interest Reserve Funds to the remaining Accrual Period Shortfall);

Fourth, in the event the Accrual Period Shortfall has not been paid in full, the remaining Accrual Period Shortfall shall accrue and (x) immediately commence earning interest at the Interest Rate to the extent permitted by law and (y) to the extent remaining unpaid at the Maturity Date, be due and payable in full at the Maturity Date (the “Accrued Interest”);

provided, however, in no event shall the Accrual Period Monthly Payment Amount exceed the Monthly Interest Payment Amount for such Interest Period.

For the avoidance of doubt and for purposes of illustration and example, for the Payment Date occurring in March, 2011, the Accrual Period Monthly Payment Amount shall be calculated based upon the Net Cash Flow Before Debt Service for the Interest Period from January 1, 2011 through and including January 31, 2011.

As used herein, “Net Cash Flow Before Debt Service” shall mean all income derived from the use, occupancy, operation and ownership of the Property, from any source whatsoever, less Operating Expenses.

“Accrued Interest” shall have the meaning set forth in the definition of “Accrual Period Monthly Payment Amount”.

“Approved Lender” shall mean a bona-fide, third party lender which is unaffiliated with any Borrower Party and is otherwise regularly engaged in making commercial real estate loans in the State of New York.

“BLA Modification Effective Date” shall mean October 20, 2010.

“BLA Modification Agreement” shall mean that certain Second Amendment to Building Loan Agreement, dated as of the BLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“Borrower Party” and “Borrower Parties” shall mean each of Borrower, Guarantor, the constituent members of such Person and each of their principals, directors, officers, employees, beneficiaries, shareholders, partners, members, trustees, agents, or Affiliates or any legal representatives, successors or assigns of any of the foregoing.

“Excess Funds” shall mean, with respect to any applicable Payment Date, an amount equal to Net Cash Flow Before Debt Service less the applicable Monthly Debt Service Payment Amount, as determined by Lender in its sole but good faith discretion after Lender’s review of the applicable Monthly Income Reports.

“NOI Error” shall mean, with respect to any applicable Payment Date, an amount equal to difference of (i) the actual Net Cash Flow Before Debt Service for the applicable Interest Period as determined by Lender in its sole but good faith discretion after Lender’s review of the Monthly Income Report, less (ii) the amount of Net Cash Flow Before Debt Service actually delivered by Borrower for the payment of the Accrual Period Monthly Payment Amount.

“Imputed Debt Service” shall mean the product of (A) an imputed constant monthly amount of debt service that would be due under the Building Loan or the Project Loan, as applicable, based upon (i) the outstanding principal amount of the applicable Loan as of the date hereof, (ii) the Interest Rate and (iii) a twenty-five (25) year amortization period, times (B) 12.

“Interest Reserve Release DSCR” shall mean a ratio for the applicable period in which:

(a) the numerator is the Net Operating Income (using annualized Operating Expenses for any recurring expenses not paid monthly (e.g., Taxes and Insurance Premiums)) as set forth in the statements required hereunder, without deduction for actual management fees incurred in connection with the operation of the Property less (A) management fees equal to the greater of (1) assumed management fees of six percent (6%) of Gross Income from Operations or (2) the actual management fees incurred, and (B) Replacement Reserve Fund contributions equal to $16,500.00 per annum; and

(b) the denominator is the sum of (i) the Imputed Debt Service with respect to the Building Loan and (ii) the Imputed Debt Service with respect to the Project Loan.

“Loan Hold Period” shall mean the period commencing on the BLA Modification Effective Date and continuing until forty-five (45) days after the date on which Lender sends written notice to Borrower of Lender’s good faith election to market the Loan for sale (the “Marketing Notice”); provided, however, that the Loan Hold Period shall automatically be extended for one and only one additional forty-five (45) day period if Borrower delivers to Lender, at any time during the original forty-five (45) day period, a fully executed Loan Offer Agreement.

“Loan Offer Agreement” shall mean a bona-fide loan commitment or term sheet fully executed by an Approved Lender and Borrower, reasonably acceptable to Lender, evidencing such Approved Lender’s intent to make a loan to Borrower by no later than the last day of the Loan Hold Period and in an amount generating sufficient net proceeds to prepay the Debt and the debt evidenced by the Project Loan Documents in full in accordance with the terms hereof and the other Loan Documents. Notwithstanding the foregoing, no proposed Loan Offer Agreement shall constitute a Loan Offer Agreement for purposes hereof unless it is accompanied by an Officer’s Certificate of Borrower certifying to the matters set forth in the first sentence of this definition and such other related matters as may be reasonably requested by Lender.

“Monthly Income Report” has the meaning set forth in Section 5.1.11(h) hereof.

“Monthly Interest Payment Amount” shall mean an amount equal to interest only on the outstanding principal balance of the Building Loan, calculated in accordance with Section 2.2 hereof.

“Net Cash Flow Before Debt Service” shall have the meaning set forth in the definition of “Accrual Period Monthly Payment Amount”.

“P&I Payment Amount” shall mean an amount based upon (i) interest accrued on the outstanding principal balance of the Building Loan (including any Accrued Interest which has been added to the outstanding principal balance of the Loan, if any) in accordance with Section 2.2 hereof and (ii) a principal payment based on the then outstanding principal balance of the Building Loan (including any Accrued Interest which has been added to the outstanding principal balance of the Loan, if any) and a twenty-five (25) year amortization schedule); it being specifically understood that the amount required to be paid to Lender above shall be calculated by Lender no less than fifteen (15) Business Days prior to the Payment Date occurring in May 2012 and such calculation shall be conclusive and binding on Borrower absent manifest error.

“PLA Modification Agreement” shall mean that certain Second Amendment to

Project Loan Agreement and Amendment of Certain Other Loan Documents, dated as of the BLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

          (c) The second and third sentences of Section 2.3.1 of the Building Loan Agreement are hereby deleted in their entirety.

          (d) The following shall be incorporated into the Building Loan Agreement as Section 2.4.6:

Section 2.4.6 Permitted Prepayment Prior to Loan Sale. (a) Notwithstanding anything to the contrary herein or in any of the other Loan Documents, during the Loan Hold Period, provided no Event of Default exists, Borrower may, at its option, prepay the Debt in whole (but not in part) upon thirty (30) days prior irrevocable notice to Lender, without payment of the Yield Maintenance Premium or the requirement to defease the Loan; provided, however, if for any reason Borrower prepays the Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment. For purposes of clarification, Borrower right to prepay the Loan pursuant to this Section 2.4.6 is a one-time right to prepay the Loan in whole (but not in part).

(b) Provided that (i) no Event of Default is then continuing, (ii) Borrower has elected to prepay the Loan pursuant to the express terms of Section 2.4.6(a) above and (iii) provided that the Mortgage continues to secure a bona fide obligation of the Borrower, Lender agrees to assign the Note and the Mortgage (the “Refinancing Assignment”), all without recourse, covenant or warranty of any nature, express or implied (other than that Lender is the then holder of the Note and the Mortgage), to any party designated by Borrower (other than Borrower or a nominee of Borrower) (the “Mortgage Assignee”), provided that (A) Borrower shall have first caused the same to be purchased for an amount equal to the Debt (including, without limitation, all unpaid principal and accrued interest due) (the “Mortgage Purchase Price”) as set forth on a loan pay-off letter delivered by Lender or its servicer and upon payment by Borrower of (1) the reasonable out-of-pocket expenses of Lender incurred in connection with the assignments of mortgages and any related matters together with any nominal processing and administrative fees; and (2) Lender’s reasonable attorney’s fees for the preparation, delivery and performance of such assignment and related documents; (B) Borrower shall have caused the recording with the recorder’s office of Kings County of an executed Statement of Oath under Section 275 of the New York Real Property Law; and (C) such assignment is not then prohibited by any federal, state or local law, rule, regulation, order, or by any other governmental authority. Borrower shall be responsible for all taxes, recording fees and other charges payable in connection with such assignment.

          (e) Section 2.12.3 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

2.12.3 [Intentionally omitted].

(f) The following shall be incorporated in Section 5.1.11 of the Loan Agreement as Section 5.1.11(h):

(h) During the Accrual Period, Borrower shall deliver to Lender, within thirty (30) days after the end of each Interest Period, a report detailing Borrower’s calculation of Net Cash Flow Before Debt Service for such prior Interest Period (including, without limitation, Borrower’s calculation of Net Operating Income, Gross Income From Operations, and Operating Expenses), which such report shall include such documents evidencing and/or supporting Borrower’s calculations as reasonably requested by Lender (such report, a “Monthly Income Report”). Each Monthly Income Report shall be subject to the review and approval of Lender, in its sole but good faith discretion.

(g) The words “after the Property shall have achieved the Required Ratios at Completion,” are hereby deleted in their entirety from the first sentence of Section 5.1.20.

          (h) Section 5.1.28 of the Building Loan Agreement is hereby deleted in its entirety and Borrower and Lender hereby acknowledge and agree that Borrower has no further express promise to complete the construction of any Improvements.

(i) The following shall be incorporated into the Building Loan Agreement as Section 5.1.47:

5.1.47 Transfer Taxes.

(a) In the event of any sale or transfer of Borrower’s interest in the Property, or any part thereof, including any sale or transfer by reason of foreclosure of the Mortgage or any prior or subordinate mortgage or by deed in lieu of any such foreclosure, Borrower shall timely and duly complete, execute and deliver to Lender all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Transfer Tax and New York City Real Estate Transfer Tax (individually, a “Transfer Tax” and collectively, the “Transfer Taxes”).

(b) Borrower shall pay the Transfer Taxes that may hereafter become due and payable with respect to any sale or transfer of the property described in this Section 5.1.47, and in the event of a default of such payment, Lender may pay the same and the amount of such payment shall be added to the Debt secured hereby and, unless incurred in connection with a foreclosure of the Mortgage or deed in lieu of such foreclosure, be secured by the Mortgage.

(c) In the event that Borrower fails to execute the same and such failure continues for more than ten (10) days after Mortgagee requests Borrower to execute the same, Borrower hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in connection with any Transfer Tax applicable to any foreclosure or deed in lieu of foreclosure described in this Article.

(d) Borrower shall indemnify and hold harmless Lender against (i) any and all liability incurred by Lender for the payment of any Transfer Tax with respect to any transfer of Borrower’s interest in the Property, and (ii) any and all expenses reasonably incurred by Lender in connection therewith including, without limitation, interest, penalties and reasonable attorneys’ fees.

(e) The obligation to pay the taxes and indemnify Lender under this Section 5.1.47 is a personal obligation of Borrower (excluding its shareholders, directors and officers), whether or not Borrower is personally obligated to pay the Debt secured by the Mortgage and shall be binding upon and enforceable against the distributees, successors and assigns of Borrower with the same force and effect as though each of them had personally executed and delivered the Mortgage, notwithstanding any exculpation provision in favor of Borrower with respect to the payment of any other monetary obligations under the Mortgage.

(f) In the event that Borrower fails or refuses to pay a tax payable by Borrower with respect to a sale or transfer by reason of a foreclosure of this Security Instrument in accordance with this Section 5.1.47, the amount of the tax, any interest or penalty applicable thereto and any other amount payable pursuant to Borrower’s obligation to indemnify Lender under this Section 5.1.47 may, at the sole option of Lender, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

(g) The provisions of this Section 5.1.47 shall survive any transfer and the delivery of the deed affecting such transfer. Nothing in this Section 5.1.47 shall be deemed to grant to Borrower any greater rights to sell, assign or otherwise transfer the premises than are expressly provided in the Mortgage nor to deprive Lender of any right to refuse to consent to any transaction referred to in this Section 5.1.47.

(j) Section 5.2.12 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following: 5.2.12 [Intentionally omitted].

          (k) All of the text of Section 7.1 of the Building Loan Agreement prior to the sentence commencing with the phrase “The Tax and Insurance Escrow Fund and the Monthly Debt Service Payment Amount…” shall be deleted in its entirety (including such text as set forth in Section 1.1 of the Second Amendment to the Building Loan Agreement) and replaced with the following:

Section 7.1 Tax and Insurance Escrow Fund. On the BLA Modification

Effective Date, Borrower shall pay to Lender an amount that, when added to the amounts payable under the next sentence, will be sufficient to accumulate with Lender sufficient funds to pay all Taxes and Other Charges payable on the next due date thereof at least thirty (30) days prior to their respective due dates, and to pay all Insurance Premiums that Lender estimates will be payable for the next renewal of the coverage afforded by the Policies upon the expiration thereof at least thirty (30) days prior to the expiration of the Policies. In addition, Borrower shall pay to Lender (or shall cause Lender to advance) on each Payment Date occurring after the BLA Modification Effective Date (a) one-twelfth (1/12) of the Taxes and Other Charges that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes and Other Charges at least thirty (30) days prior to their respective due dates, and (b) one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the “Tax and Insurance Escrow Fund”).

(l) Section 7.2.1 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 7.2.1 Interest Reserve. Borrower shall deposit with Lender (i) the amount of $461,036.51 (the “Interest Reserve Deposit”) on the BLA Modification Effective Date (the “Interest Reserve Fund”). The account in which the Interest Reserve Fund is held shall hereinafter be referred to as the “Interest Reserve Account”. Notwithstanding the foregoing, Borrower hereby authorizes Lender to disburse the remaining amounts on deposit pursuant to the terms of the Rate Lock Agreement, in the amount of $461,036.51, to be applied to satisfy Borrower’s Interest Reserve Deposit obligation set forth herein.

(m) Section 7.2.2 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 7.2.2 Release of Interest Reserve Funds. Provided no Event of Default or monetary Default exists (i) during the Accrual Period, Interest Reserve Funds shall only be released from the Interest Reserve Account pursuant to the terms of the definition of Accrual Period Monthly Payment Amount and (ii) at any time after the end of the Accrual Period, to the extent Net Cash Flow Before Debt Service for the applicable Payment Date is less than the applicable P&I Payment Amount which would otherwise be due with respect to each of the Building Loan and the Project Loan (as applicable, the “P&I Shortfall”), then Borrower hereby irrevocably directs Lender to apply a portion of the remaining Interest Reserve Fund, to the extent sufficient funds are then available to satisfy the applicable P&I Shortfall, in an amount equal to the P&I Shortfall, in order to pay the applicable Monthly Debt Service Payment Amount.

Notwithstanding the foregoing or anything to the contrary contained herein, provided that no Event of Default or monetary Default exists, if, at any time after the end of the Accrual Period, Lender determines that the Property has achieved an Interest Reserve Release DSCR of 1.10 to 1.00 (calculated based upon (A) with respect to rental income as a component of Gross Income from Operations, the rental income of the Property for the three (3) month period preceding the date of calculation (as annualized) and (B) with respect to all other components of Net Operating Income, such amount for the twelve (12) month period preceding the date of calculation) for three (3) consecutive months (with the first of such three (3) months being no earlier than May, 2012), Lender shall, promptly after written notice from Borrower to Lender, release to Borrower any amount remaining in the Interest Reserve Account.

(n) The first sentence of Section 7.3.1 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Borrower shall pay to Lender the following amounts: $1,375.00 (the “Replacement Reserve Monthly Deposit”) on each Payment Date occurring after the BLA Modification Effective Date, for replacements and repairs required to be made to the Property (collectively, the “Replacements”).

(o) Section 7.4 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following: [Intentionally omitted].

(p) Section 7.7 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following: [Intentionally omitted].

(q) The sixth and seventh sentences of Section 7.11 of the Loan Agreement are hereby deleted in their entirety replaced with the following:

Interest earned on the Replacement Reserve Funds and the Interest Reserve Funds shall be added to and become a part of such Reserve Fund and shall be disbursed in the same manner as other monies deposited in such Reserve Fund. Any interest on the Tax and Insurance Escrow Funds shall not be added to or become a part thereof and shall be the sole property of and shall be paid to Lender.

(r) Sections 8.1(a)(xiii), (xiv), (xv), (xvii) and (xviii) of the Building Loan Agreement are each hereby deleted in its entirety and each replaced with the following: [Intentionally omitted];

          (s) Section 8.1(a)(xxi) of the Building Loan Agreement is hereby deleted in its entirety and each replaced with the following: (xxi) if, during the Accrual Period, Borrower shall fail to deliver to Lender all Net Cash Flow Before Debt Service for the second preceding Interest Period as and when due;

(t) The “.” at the end of Section 9.3(ix) of the Building Loan Agreement is hereby deleted and replaced with “; or”.

(u) The following shall be incorporated into the Building Loan Agreement as Section 9.3(x):

(x) if, during the Accrual Period, Borrower fails to deliver to Lender all Net Cash Flow Before Debt Service for the second preceding Interest Period as and when due.

          (v) The words “or (v) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by this Agreement or the Mortgage.” at the end of the unnumbered paragraph at the end of Section 9.3 of the Building Loan Agreement are hereby deleted in their entirety and replaced with the following:

(v) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by this Agreement or the Mortgage; (vi) any litigation or other legal proceeding related to the Debt filed by a Borrower Party that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents; (vii) any action by a Borrower Party contesting the end date of the Loan Hold Period; (viii) any misrepresentation set forth in (a) the affidavit made pursuant to and in compliance with Section 22 of the Lien Law in connection with the filing of this Agreement or any amendment or modification thereto or (b) Section 1 of the Amendment; or (ix) Borrower’s failure to comply with the obligations set forth in Section 5.1.47 hereof.

(w) Pursuant to Section 10.6 of the Building Loan Agreement, if a notice is to be given to Lender, such notice shall be given to:

Federal Reserve Bank of New York 33 Liberty Street New York, New York 10045 Attention: Helen Mucciolo Fax: (212) 720-1530

With a copy to:

Federal Reserve Bank of New York 33 Liberty Street New York, New York 10045 Attention: Stephanie Heller, Esq. Fax: (212) 720-1953

With a copy to:

BlackRock Financial Management Inc. 55 East 52nd Street New York, New York 10055

Attention: Frank Pomar Fax: (212) 810-5666

With a copy to:

Alston & Bird LLP 90 Park Avenue New York, New York 10016 Attention: Gerard Keegan, Esq. Fax: (212) 210-9444

                              4. Agreement with respect to Additional Mezzanine Loan.

          Borrower, Guarantor and Lender hereby acknowledge and agree that an Additional Mezzanine Loan shall not be permitted under Section 5.2.14 of the Building Loan Agreement and Borrower shall not be entitled to cause an Additional Mezzanine Loan Borrower to obtain an Additional Mezzanine Loan. Borrower and Guarantor hereby further acknowledge and agree that mezzanine indebtedness of any kind shall be expressly prohibited under the terms of the Loan Documents, as amended hereby.

                              5. Guarantor Financial Statements.

          Notwithstanding anything to the contrary herein or in the other Loan Documents, Guarantor shall furnish to Lender (i) quarterly, within thirty (30) days following the end of each calendar quarter and (ii) annually, within one hundred and twenty (120) days following the end of each Fiscal Year, a complete copy of Guarantor’s financial statements covering the applicable corresponding period then ended, including a balance sheet and income statement of Guarantor. With respect to Guarantor’s annual financial statements, such statements shall be audited in accordance with GAAP by BDO Seidman (so long as they are licensed certified public accountants) and shall include a complete copy of Guarantor’s federal and New York state income tax returns for the immediately preceding tax year within thirty (30) days after timely filing of same given all allowable extensions of time to file.

                              6. Ratification.

          (a) Borrower hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Borrower without change except as otherwise expressly and specifically modified by this Amendment. Borrower hereby agrees to continue to be bound by terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents.

          (b) Guarantor hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including without limitation, the Guaranty of Completion (as defined in the Building Loan Agreement), the Guaranty of Recourse Carve Outs (as defined in the Building Loan Agreement) and the Environmental Indemnity (as defined in the Building Loan Agreement), are and shall remain in full force and effect, and are true and correct with respect to Guarantor without change except as otherwise expressly and specifically modified by this Amendment. Guarantor hereby agrees to continue to be bound by the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including, without limitation, the Guaranty of Completion, the Guaranty of Recourse Carve Outs and the Environmental Indemnity.

                              7. Release and Waiver of Claims, Defenses and Rights of Set Off.

          (a) Each of Borrower and Guarantor acknowledge that Lender has performed all obligations and duties owed to Borrower and Guarantor under the Loan Documents through the date hereof.

          (b) As additional consideration for entering into this Amendment, each of Borrower and Guarantor hereby unconditionally and irrevocably forever releases, waives and forever discharges Lender, BlackRock Financial Management Inc., the Federal Reserve Bank of New York, Maiden Lane LLC and any Servicer of the Loan (together with each of their respective predecessors, successors and assigns, each of their respective Affiliates and each of their respective officers, directors, employees, agents and representatives) (each, a “Releasee” and, collectively, the “Releasees”) from any action, cause of action, suit, debt, defense, right of set off or other claim arising on or prior to the date hereof, whatsoever, in law or in equity, arising out of or in connection with this Amendment and/or the other Loan Documents, known or unknown against the Releasees.

          (c) Each of Borrower and Guarantor, on behalf of itself and its successors, assigns, Affiliates and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that neither Borrower (nor any of its successors, assigns, Affiliates or other legal representatives) nor Guarantor (nor any of its successors, assigns, Affiliates or other legal representatives) will sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Borrower pursuant to Section 8(a) above. If either of Borrower (or any of its successors, assigns, Affiliates or other legal representatives) or Guarantor (or any of its successors, assigns, Affiliates or other legal representatives) violates the foregoing covenant, such party agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

          (d) Lender hereby waives the Events of Defaults specifically alleged in (i) that certain letter to Borrower, dated as of June 4, 2009, from Lender, (ii) that certain letter to Borrower, dated as of July 2, 2009, from Stites & Harbison PLLC, (iii) that certain letter to Borrower and Guarantor, dated as of December 4, 2009, from Alston & Bird LLP, and (iv) that certain letter to Otterbourg, Steindler, Houston & Rosen, P.C., dated as of March 25, 2010, from Alston & Bird LLP.

                              8. No Novation.

          The parties do not intend this Amendment nor the transactions contemplated hereby to be, and this Amendment and the transactions contemplated herby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Loan Documents. Further, the parties do not intend this Amendment nor the transactions contemplated hereby to affect the priority of Lender’s first priority lien in any of the collateral securing the Note in any way, including, without limitation, the liens, security interests and encumbrances created by the Mortgage and the other Loan Documents

                              9. Representations, Warranties, and Covenants.

          (a) Borrower and Guarantor agree that all of the representations, warranties, and covenants contained in the Loan Documents continue to be true and correct as of the date hereof, and Borrower and Guarantor hereby agree to continue to be bound by the representations, warranties, and covenants on and after the date hereof. Borrower and Guarantor agree that any default under this Amendment shall constitute an Event of Default under the Loan Documents.

          (b) Lender represents and warrants to Borrower and Guarantor that Lender has advised the Servicer and any agents acting on behalf of Lender of the terms and provisions of the Loan Documents as amended by this Amendment.

          (c) Lender, Borrower and Guarantor hereby represent and warrant that the Completion of the Improvements occurred on or about June 22, 2009.

          (d) Borrower hereby represents and warrants that (i) Borrower has obtained a Certificate of Eligibility under the Industrial and Commercial Incentive Program, (ii) Borrower has obtained an extension of the conditional use permit for the Property permitting the Property to be used as a self-storage facility and (iii) Borrower has removed, or caused to be removed, all USTs (as defined in the Building Loan Agreement) and ASTs (as defined in the Building Loan Agreement).

                              10. [Intentionally omitted].

                              11. Miscellaneous.

          (a) The Recitals set forth above are true and correct and are hereby incorporated into the body of this Amendment by reference.

          (b) Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Building Loan Agreement. The definition of “Agreement” set forth in the Building Loan Agreement shall be deemed to include this Amendment. Additionally, the definition of “Loan Agreement” and “Loan Documents” as set forth in the Loan Documents shall be deemed to include this Amendment and the other documents entered into in connection with this Amendment.

          (c) All exhibits and schedules attached hereto are incorporated in this Amendment and are expressly made a part hereof.

          (d) This Amendment has been duly executed and delivered by Borrower and Guarantor and is the legal, valid and binding obligation of Borrower and Guarantor, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

          (e) This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one and the same instrument, but in making proof hereof it shall be necessary to produce only one such counterpart. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment. This Amendment shall not be binding, however, until all parties hereto have signed and delivered a counterpart of this Amendment.

          (f) The parties hereto agree that, except as specifically set forth herein, this Amendment (i) does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the Loan Documents and (ii) does not constitute a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies under the Loan Documents, all of which are hereby expressly reserved. This Amendment shall not relieve or release the Borrower or Guarantor in any way from any of their respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder. This Amendment shall not obligate Lender, or be construed to require Lender, to waive any Event of Default or defaults, whether now existing or which may occur after the date hereof.

          (g) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, except the terms and provisions of Section 2.4.6 of the Building Loan Agreement shall specifically not be binding on any successor or assign of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1.

          (h) Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Amendment and those of the Loan Agreement or the other Loan Documents, the terms, covenants, and provisions of this Amendment shall control.

          (i) This Amendment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (j) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

          (k) Borrower shall pay, on demand, all reasonable costs and expenses of Lender

(including reasonable fees, costs and expenses of counsel to Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and the modification and amendment of the other Loan Documents, the closing of the restructure of the Loan and the transactions contemplated thereby.

          (l) Each party hereto acknowledges that it has participated in the negotiation of this Amendment, and agrees that no provision of this Amendment shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each of the parties hereto at all times have had access to an attorney in the negotiation of the terms and in the preparation and execution of this Amendment, and the parties hereto each have had the opportunity to review and analyze this Amendment for a sufficient period of time prior to execution and delivery. All of the terms of this Amendment were negotiated at arm’s length, and were prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by either party upon the other. The execution and delivery of this Amendment is the free and voluntary act of each of the parties hereto.

          (m) Borrower shall deliver to Title Company an original executed counterpart of this Amendment and all related documentation necessary for the recording of this Amendment in the Clerk’s Office and Borrower shall pay all fees and expenses in order to file this Amendment in the Clerk’s Office. Borrower shall cause this Amendment to be filed within five (5) days with the Office of the Clerk of the County of Kings.

          (n) Attached hereto as Exhibit B is the Amended and Restated N.Y. Lien Law Statement which amends and restates that certain N.Y. Lien Law Statement filed in connection with the Building Loan Agreement on January 10, 2008 in Control 002427648-01, which evidences that the remaining net sums available to Borrower from the Loan to pay contractors, subcontractors, laborers and materialmen for the cost of the Improvements has been reduced to zero.

[NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

ACADIA ATLANTIC AVENUE, LLC, a Delaware
limited liability company

By:	/s/ Robert Masters

Name: Robert Masters
Title: Senior Vice President

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler Jones
State of New York-Notary Public
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

LENDER:

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL MORTGAGE BACKED SECURITIES TRUST 2008-1

By:	Bank of America, N.A., as Master Servicer

	By:	/s/ Steven M. Vaughn

Name: Steven M. Vaughn
Title: Director

STATE OF NORTH CAROLINA	)
)
COUNTY OF MECKLENBURG	)

On the 19th day of October, in the year 2010, before me the undersigned, personally appeared Steven M. Vaughn, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Yolanda Bonet

Notary Public

Yolanda Bonet
Notary Public
Mecklenburg County
North Carolina
My Commission Expires Jun. 3, 2013

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

GUARANTOR:

ACADIA STRATEGIC OPPORTUNITY FUND II,
LLC, a Delaware limited liability company

By:	/s/ Robert Masters

Name: Robert Masters
Title: Senior Vice President

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler Jones
State of New York-Notary Public
No. 01LE6005994
Qualified in Dutchess County

Comm. Exp. 04/20/2014

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

GUARANTOR:

POST MANAGEMENT, LLC, a Delaware limited
liability company

By:	/s/ Marc Slayton

Name: Marc Slayton
Title: President/Manager

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Marc Slayton, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler Jones
State of New York-Notary Public
No. 01LE6005994
Qualified in Dutchess County

Comm. Exp. 04/20/2014

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

MANAGER:

SELF STORAGE MANAGEMENT LLC, a
Delaware limited liability company

By:	/s/ Bruce Roch

Name: Bruce Roch
Title: Chief Executive Officer

STATE OF GEORGIA	)
)
COUNTY OF FULTON	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Bruce Roch, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jada Cowans

Notary Public

Jada Cowans
Notary Public, Henry County, Georgia
My Commission Expires May 20, 2013

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF BROOKLYN, COUNTY OF KINGS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS, TO WIT:

BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE NORTHERLY LINE OF ATLANTIC AVENUE (120 FEET IN WIDTH), WITH THE EASTERLY LINE OF EUCLID AVENUE (66 FEET IN WIDTH) AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1. RUNNING ALONG SAID EASTERLY LINE OF EUCLID AVENUE, NORTH 11º 00’ 00” WEST, A DISTANCE OF 211 FEET AND 6 INCHES LOCAL STANDARD, 211 FEET AND 8 1/2 INCHES UNITED STATES STANDARD, THENCE;

2. ALONG A LINE AT RIGHT ANGLES TO SAID EUCLID AVENUE, NORTH 79º 00’ 00” EAST, A DISTANCE OF 100.00 FEET LOCAL STANDARD, 100 FEET 1 1/4 INCHES UNITED STATES STANDARD, THENCE;

3. ALONG THE LINE BEING PARALLEL TO SAID EUCLID AVENUE, NORTH 11º 00’ 00” WEST, A DISTANCE OF 330.00 FEET LOCAL STANDARD, 330 FEET AND 4 INCHES UNITED STATES STANDARD, THENCE;

4. ALONG A LINE AT RIGHT ANGLES TO SAID EUCLID AVENUE, NORTH 79º 00’ 00” EAST, A DISTANCE OF 52 FEET AND 11 1/4 INCHES LOCAL STANDARD, 52 FEET AND 11 7/8 INCHES UNITED STATES STANDARD, THENCE;

5. ALONG THE EASTERLY LINE OF SAID LOTS 23, 13 & 1, BLOCK 4145, SOUTH 11º 03’ 56” EAST, A DISTANCE OF 515 FEET AND 1 1/2 INCHES LOCAL STANDARD, 515 FEET AND 6 5/8 INCHES UNITED STATES STANDARD TO THE NORTHERLY LINE OF SAID ATLANTIC AVENUE, THENCE;

6. ALONG SAID NORTHERLY LINE OF ATLANTIC AVENUE, SOUTH 69º 13’ 14” WEST, A DISTANCE OF 155 FEET AND 9 1/4 INCHES LOCAL STANDARD, 155 FEET AND 10 3/4 INCHES UNITED STATES STANDARD TO THE POINT AND PLACE OF BEGINNING.

EXHIBIT B

LIEN LAW STATEMENT

AFFIDAVIT PURSUANT TO SECTION 22 OF THE
LIEN LAW OF THE STATE OF NEW YORK

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)
          ROBERT MASTERS, being duly sworn, deposes and says that:

          1. I reside at Westchester County, New York, and am the Senior Vice President of Acadia Atlantic Avenue LLC, a Delaware limited liability company (“Borrower”).

          2. I give this Affidavit, on behalf of Borrower in my capacity as Senior Vice President of Borrower, in connection with that certain Building Loan Agreement, dated as of December 26, 2007, which Building Loan Agreement was filed in the office of the Clerk of Kings County (“County Clerk”) on January 10, 2008 in Control 002427648-01 (as the same may be amended, renewed, modified, extended, replaced or supplemented from time to time, the “Building Loan Agreement”).

          3. The original amount of the Loan under the Building Loan Agreement was up to $11,229,260.33 (the “Original Loan Amount”).

          4. As of the date hereof, the amount of the Loan under the Building Agreement is up to $10,140,619.77 (the “Modified Loan Amount”).

          5. The consideration paid, or to be paid, by Borrower for the Loan described herein is: None.

          6. The amount, if any, to be advanced from the Loan to repay amounts previously advanced to Borrower pursuant to Notices of Lending for costs of the improvement is: None.

          7. The amount previously advanced from the Loan to reimburse Borrower for the Improvement expended by Borrower after the commencement of the Improvements but prior to the date of the initial advance of the Loan under the Building Loan Agreement was: None.

          8. The amount previously advanced from the Loan under the Building Loan Agreement for expenses incurred after the commencement of the Improvements but prior to the date hereof for the following items is:

                              Contingency: $0.00
                              Total: $0.00
          9. The estimated amount to be advanced from the Loan for expenses which may become due and payable after the date hereof and during the construction of the Improvements for items such as bond and insurance premiums, fees of architects, engineers and surveyors, taxes, permits, assessments, water and sewer rents and contingency reserve is: None.

          10. (a) The original net sum available to Borrower from the Original Loan Amount to pay contractors, subcontractors, laborers and materialmen for the Improvement was:

$10,178,856.12, less such amounts as may not be advanced and disbursed under the Building Loan Agreement due to the nonsatisfaction of conditions to the advance and disbursement of such amounts contained in the Building Loan Agreement.

                    (b) The net sum available to Borrower from the Modified Loan Amount to pay contractors, subcontractors, laborers and materialmen for the Improvement is: $10,140,619.77, less such amounts as may not be advanced and disbursed under the Building Loan Agreement due to the nonsatisfaction of conditions to the advance and disbursement of such amounts contained in the Building Loan Agreement, as modified.

          11. The amount previously advanced from the Loan to reimburse Borrower for the Improvement expended by Borrower after the date of the initial advance of the Loan under the Building Loan Agreement but prior to the date hereof is: $10,140,619.77.

          12. The net sum available to Borrower from the Loan to pay contractors, subcontractors, laborers and materialmen for the Improvement after the date hereof is: None.

          13. No portion of the net sum available set forth above is available for the payment of the performance of real estate brokerage services in obtaining a lessee for a term of more that three years of all or any part of real property to be used for other than residential purposes pursuant to a written contact of brokerage employment or compensation.

          14. This affidavit is made pursuant to and in compliance with Section 22 of the Lien Law of the State of New York and is hereby made a part of the Building Loan Agreement.

          15. If Borrower is a corporation, partnership or limited liability company, this statement is verified by deponent and not by Borrower because Borrower is a corporation, partnership or limited liability company of which the deponent is an officer, member or general partner.

[No Further Text on This Page]

The facts stated above and any costs itemized on this statement are true, to the knowledge of the undersigned.

Sworn to before me this 18th	/s/ Robert Masters
day of October, 2010.	ROBERT MASTERS, Senior Vice President

/s/ Debra Leibler-Jones

Debra Leibler-Jones
Notary Public
No. 01LE6005934
Qualified in Dutchess County
Comm. Exp. 04/20/14
State of New York

SCHEDULE I

Work Providers

4 STAR CONTRACTING, INC.
A.H. HARRIS & SONS INC.
ACCURATE SITE SAFETY
AEC REPROGRAPHICS
AKERMAN SENTERFITT LP
ALL GLASS SYSTEMS INC.
ALPINE READY MIX INC.
ARCHITECTURAL DOORS
AT&T MOBILITY II, LLC
ATLANTIC ENGINEERING LABORATORIES
BANK OF AMERICA
BANKS SHAPIRO GETTINGER & WALDINGER
BESAM ENTRANCE SOLUTIONS
BIG APPLE CONCRETE SUPPLY INC.
BILCO WIRE ROPE & SUPPLY CORP
BROOKSIDE ENVIRONMENTAL, INC.
BUTZ-WILBERN
C.M. RICHEY ELECTRICAL CONTRACTOR
CASINO PLUMBING & HEATING CO. INC.
CELTIC BUILDING SUPPLIES INC.
CINGULAR WIRELESS II, LLC
CITY OF NEW YORK DEPARTMENT
CON ED
CON EDISON
CONSTRUCTION DATA CORPORATION
CONTROL POINT ASSOCIATES INC.
CSC
CUSTOM BOOK BINDERY INC.
DELAWARE SECRETARY OF STATE
DEMAND ELECTRIC INC.
DESIGLINE CONSTRUCTION SERVICES INC
DIAMOND POINT GLASS CO. INC.
DPK CONSULTING LLC
DTS
EASTBAY STEEL INC.
ELIAS SLAIBY
EMG
EMMERSON ESTRADA
ETRE ASSOCIATES, LTD
FASTERNAL COMPANY
FEDERAL EXPRESS
FIRST AMERICAN TITLE INS CO
FJM FERRO, INC.
FORTE EXPRESS PLUMBING & HEATING
FROMM ELETRIC SUPPLY CORP.
GMA MECHANICAL CORPORATION
GRAINGER
GREENBERG FARROW ARCHIT CORP
GREENBERG TRAGER & HERBRST, LLP
GUY SACCENTO
HOME DEPOT CREDIT SERVICES
ICC CONCRETE & MASONRY CORP
INDEPENDENT EQUIPMENT CORP
JANUS INTERNATIONAL CORPORATION
JD REINFORCING SUPPLY
JM WELDING CO. INC.
JOHN CHRISTODOULOU
JOHN SPERANDO
JPR SPECIALTY CONSULTING
KETCHUM DIRECTORY ADVERTISING
KEYSPAN ENERGY DELIVERY
LOUIS STRIAR, INC.
M.E. SABOSIK ASSOCIATES, INC.
MAHENDRANATH RAMSAHAI
MARJAM SUPPLY CO., INC.
METALLINE FIRE DOOR CO., INC.
METROPOLITAN VALUATION SERVICES
MICHAEL ARIGOT
MICHAEL S. LUTHER P.E.
MODULEX PARTITION CORP
MONZACK MERSKY MCLAUGHLIN
MORRISON TRANSIT-MIX CORP
MRC II CONTRACTING INC.
NACIREMA INDUSTRIES, INC.
NATIONAL CONSTRUCTION RENTALS
NEW YORK CITY COMMISSION
NEWCO CORPORATE SERVICES INC.
NY REBAR INC.
NYC DEPARTMENT OF BUILDINGS
NYC DEPARTMENT OF FINANCE
NYC DEPARTMENT OF TRANSPORTATION
NYC DEPT OF BUILDINGS
NYC FIRE DEPARTMENT
NYC PARK OF RECREATIONS
NYC WATER BOARD
OEHLER CONTRACTING CORP.
OLDCASTLE APG NORTHEAST, INC.
OTTERBOURG, STEINDLER, HOUSTON OUR RENTAL CORP
OUTSOURCE CONSULTANTS
PC RICHARD & SON BUILDERS DIVISION
PERIMETER BRIDGE & SCAFFOLD CO., INC
PETTY CASH
PHOENIX CONSTRUCTION LLC
POLAND SPRINGS
POST MANAGEMENT II, LLC
POST MANAGEMENT, LLC
PRO ENERGY SERVICES
QUEENSBORO FENCE CO. INC.
RADIANT CLEANING SERVICES, INC.
RARITAN BAY CONTRACTING INC.
RED WING ELECTRIC LLC

RIKER DANZIG SCHERER HYLAND
ROBERT DONOHUE
ROCK TECH INC.
ROMA ARCHITECTURAL WOODWORKING, INC
RON WRENSEN
SANDAK HENNESSEY & GRECO LLP
SH5 CONSTRUCTION CORP.
SHANKER LAW GROUP
SIGN A RAMA USA
SIGN-A-RAMA
SIGNS BY TOMORROW
SIMKISS AGENCY
SPEEDY CONCRETE PUMPING & REPAIR IN SPRAY- RITE LLC
SPRINT
SS20 BUILDING SYSTEMS, INC
STADTMAUER BAILKIN LLP
STAPLES CREDIT PLAN
STILLWELL MATERIALS CORP.
STOLTE PAINTING, LLC
TASZ CONSTRUCTION, INC.
THYSSENKRUPP ELEVATOR CORPORATION
TIMOTHY CLARK
ULTIMATE ACCESS SOLUTIONS
UNBUILD IT SERVICES, LTD
UNITED STEEL PRODUCTS VERIZON, INC.
VITAL SIGN SOURCE LTD
W. B. MASON CO., INC.
WACHTEL & MASYR LLP
WHITESTONE ASSOCIATES INC.
WILLIAM VITACCO ASSOCIATES, LTD

SECOND AMENDMENT TO PROJECT LOAN AGREEMENT AND
AMENDMENT OF CERTAIN OTHER LOAN DOCUMENTS

Dated: as of October 20, 2010

By and between

ACADIA ATLANTIC AVENUE, LLC,
as Borrower

and

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY
BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL
MORTGAGE-BACKED SECURITIES TRUST 2008-1,
as Lender

Location:	Atlantic Avenue
Borough:	Brooklyn
County:	Kings
Block:	4145
Lots:	1, 13 and 23

MERS MIN: 8000101-0000007166-7

SECOND AMENDMENT TO PROJECT LOAN AGREEMENT AND
AMENDMENT OF CERTAIN OTHER LOAN DOCUMENTS

          This SECOND AMENDMENT TO PROJECT LOAN AGREEMENT AND AMENDMENT OF CERTAIN OTHER LOAN DOCUMENTS (this “Amendment”), dated as of October 20, 2010 (the “Effective Date”), by and between U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1, c/o Bank of America, 900 West Trade Street, S 650, NCI-026-06-01, Charlotte, North Carolina 28255 (“Lender”) and ACADIA ATLANTIC AVENUE, LLC, a Delaware limited liability company, having its principal place of business at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue-Suite 260, White Plains, New York 10605 (“Borrower”), and acknowledged and agreed to by ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company (“Fund II”), POST MANAGEMENT, LLC, a Delaware limited liability company (“Post”; Fund II and Post, individually and/or collectively, as the context may require, the “Guarantor”) and SELF STORAGE MANAGEMENT LLC, a Delaware limited liability company (“Manager”).

WITNESSETH:

          WHEREAS, pursuant to the terms and conditions of that certain Project Loan Agreement, dated as of December 26, 2007, as amended by that certain Amendment to Project Loan Agreement, dated as of March 12, 2008 (as the same has been or may be amended, renewed, modified, extended, replaced or supplemented from time to time, the “Project Loan Agreement”), Bear Stearns Commercial Mortgage, Inc. (“Bear Stearns”) made a loan to Borrower in the principal amount of up to Four Million Nine Hundred Twenty Thousand Seven Hundred Thirty-Nine and 67/100 Dollars ($4,920,739.67) (the “Project Loan”), which Project Loan is secured, inter alia, by that certain Project Loan Mortgage and Security Agreement, dated as of December 26, 2007, given by Borrower to Bear Stearns encumbering that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, and the buildings, structures and improvements now or hereafter located thereon (collectively, the “Property”);

          WHEREAS, in connection with the Project Loan Agreement and other Loan Documents, Guarantor delivered to Bear Stearns that certain Guaranty of Recourse Carve Outs, dated as of December 26, 2007 (the “Guaranty of Recourse Carve Outs”);

          WHEREAS, Lender has succeeded to the interest, rights, duties and obligations of Bear Stearns with respect to the Project Loan and is now the holder of the Project Loan Agreement, the Guaranty of Recourse Carve Outs and the other Loan Documents (as defined in the Project Loan Agreement);

          WHEREAS, the parties hereto desire to amend the Project Loan Agreement and certain other Loan Documents as set forth in this Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

                              1. Representations and Warranties. Borrower and Guarantor hereby represent and warrant to Lender that, as of the Effective Date hereof:

          (a) The Project, including the Project Improvements, was completed on or about June 22, 2009;

          (b) Attached hereto as Schedule I is a true, accurate and complete list of each contractor, materialman, laborer, workman, engineer, architect or other Person who could have standing to file a lien against the Property pursuant to the Lien Law (individually, each, a “Work Provider” and collectively, the “Work Providers”) in connection with the Project Improvements, the Completion of the Improvements and any other work performed at the Property (collectively, the “Work”);

          (c) Each Work Provider has completed its respective Work;

          (d) No Work Provider has performed any Work at the Property during eight (8) months prior to the Effective Date;

          (e) All Work at the Property performed prior to the Effective Date has been paid for and is evidenced by unconditional final lien waivers;

          (f) Borrower has previously delivered to Lender unconditional final lien waivers fully executed by the applicable Work Provider with respect to all Work and all amounts paid to such Work Provider;

          (g) There are no mechanic’s liens currently recorded against the Property that have not been bonded and Borrower is not aware of any other potential liens which could be filed against the Property;

          (h) After giving effect to the provisions of this Amendment and the other documents entered into by Borrower in connection herewith, no default or Event of Default shall be continuing under the Loan Documents and there is no existing condition which, but for the passage of time or the giving of notice, could result in an Event of Default under the Loan Documents; and

          (i) The outstanding principal balance of the Project Loan is $1,399,013.26; and

          (j) The Property is not subject to any existing municipal violations, including, without limitation, any violations issued by the New York City Department of Buildings.

                              2. Agreement with respect to the Final Advance.

          (a) Borrower, Guarantor and Lender hereby acknowledge and agree that the conditions to release the Final Advance, as set forth in Section 2.12 of the Project Loan Agreement, have not been satisfied by Borrower and that Borrower is no longer permitted to request and/or receive the Final Advance under the Project Loan, pursuant to the express provisions thereof, now or at any time hereafter. Borrower and Guarantor hereby rescind, and acknowledge as void, any pending Draw Request delivered to Lender which has not been funded in whole or in part on or before the date hereof.

          (b) Notwithstanding anything to the contrary in the Project Loan Agreement, Borrower, Lender and Guarantor hereby agree that as of the Effective Date, Borrower shall not be permitted to request and/or receive any further Advances under the Project Loan.

                              3. Amendment to Project Loan Agreement.

          (a) The following defined terms as defined in Section 1.1 of the Project Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Interest Rate” shall mean seven and three hundred forty-four thousandths percent (7.344%).

“Monthly Debt Service Payment Amount” shall mean for each Payment Date (a) commencing with the Payment Date occurring in February, 2008 through and including the Payment Date occurring in October, 2010, the Monthly Interest Payment Amount, (b) commencing with the Payment Date occurring in November, 2010 through and including the Payment Date occurring in April, 2012 (the “Accrual Period”), the Accrual Period Monthly Payment Amount, and (c) commencing with the Payment Date occurring in May, 2012 and on each Payment Date thereafter, the P&I Payment Amount.

          (b) The following defined terms shall be incorporated into Section 1.1 of the Project Loan Agreement:

“Accrual Period Monthly Payment Amount” shall mean an amount equal to the Net Cash Flow Before Debt Service (defined below) for the Interest Period second preceding the then applicable Payment Date, provided, that, in the event the Net Cash Flow Before Debt Service for such period is less than the Monthly Interest Payment Amount (such deficiency, the “Accrual Period Shortfall”), then Borrower shall pay such Accrual Period Shortfall as follows:

First, if on any prior Payment Date there were any NOI Errors, then the remaining Accrual Period Shortfall (or the applicable portion thereof) shall be paid by Borrower (from funds other than funds derived from the use, occupancy, operation and ownership of the Property) in an amount not to exceed the aggregate amount of NOI Errors from such prior Payment Dates;

Second, in the event the Accrual Period Shortfall has not been paid in full as a result of the foregoing and if on any prior Payment Date there were any Excess Funds, then the Accrual Period Shortfall (or the applicable portion thereof) shall be paid by Borrower (from funds other than funds derived from the use, occupancy, operation and ownership of the Property) in an amount not to exceed the aggregate amount of Excess Funds from such prior Payment

Dates;

Third, in the event the Accrual Period Shortfall has not been paid in full as a result of the foregoing and provided no Event of Default is then continuing, then the remaining Accrual Period Shortfall (or the applicable portion thereof) shall be disbursed by Lender from the Interest Reserve Account (as defined in the Building Loan Agreement) in an amount not to exceed the then remaining amount on deposit in the Interest Reserve Account (and Borrower hereby irrevocably directs Lender to apply such Interest Reserve Funds to the remaining Accrual Period Shortfall);

Fourth, in the event the Accrual Period Shortfall has not been paid in full, the remaining Accrual Period Shortfall shall accrue and (x) immediately commence earning interest at the Interest Rate to the extent permitted by law and (y) to the extent remaining unpaid at the Maturity Date, be due and payable in full at the Maturity Date (the “Accrued Interest”);

provided, however, in no event shall the Accrual Period Monthly Payment Amount exceed the Monthly Interest Payment Amount for such Interest Period.

For the avoidance of doubt and for purposes of illustration and example, for the Payment Date occurring in March, 2011, the Accrual Period Monthly Payment Amount shall be calculated based upon the Net Cash Flow Before Debt Service for the Interest Period from January 1, 2011 through and including January 31, 2011.

As used herein, “Net Cash Flow Before Debt Service” shall mean all income derived from the use, occupancy, operation and ownership of the Property, from any source whatsoever, less Operating Expenses.

“Accrued Interest” shall have the meaning set forth in the definition of “Accrual Period Monthly Payment Amount”.

“Approved Lender” shall mean a bona-fide, third party lender which is unaffiliated with any Borrower Party and is otherwise regularly engaged in making commercial real estate loans in the State of New York.

“BLA Modification Agreement” shall mean that certain Second Amendment to Building Loan Agreement, dated as of the PLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“Borrower Party” and “Borrower Parties” shall mean each of Borrower, Guarantor, the constituent members of such Person and each of their principals, directors, officers, employees, beneficiaries, shareholders, partners, members, trustees, agents, or Affiliates or any legal representatives, successors or assigns of any of the foregoing.

“Excess Funds” shall mean, with respect to any applicable Payment Date, an amount equal to Net Cash Flow Before Debt Service less the applicable Monthly Debt Service Payment Amount, as determined by Lender in its sole but good faith discretion after Lender’s review of the applicable Monthly Income Reports.

“NOI Error” shall mean, with respect to any applicable Payment Date, an amount equal to difference of (i) the actual Net Cash Flow Before Debt Service for the applicable Interest Period as determined by Lender in its sole but good faith discretion after Lender’s review of the Monthly Income Report, less (ii) the amount of Net Cash Flow Before Debt Service actually delivered by Borrower for the payment of the Accrual Period Monthly Payment Amount.

“Loan Hold Period” shall mean the period commencing on the PLA Modification Effective Date and continuing until forty-five (45) days after the date on which Lender sends written notice to Borrower of Lender’s good faith election to market the Loan for sale (the “Marketing Notice”); provided, however, that the Loan Hold Period shall automatically be extended for one and only one additional forty-five (45) day period if Borrower delivers to Lender, at any time during the original forty-five (45) day period, a fully executed Loan Offer Agreement.

“Loan Offer Agreement” shall mean a bona-fide loan commitment or term sheet fully executed by an Approved Lender and Borrower, reasonably acceptable to Lender, evidencing such Approved Lender’s intent to make a loan to Borrower by no later than the last day of the Loan Hold Period and in an amount generating sufficient net proceeds to prepay the Debt and the debt evidenced by the Project Loan Documents in full in accordance with the terms hereof and the other Loan Documents. Notwithstanding the foregoing, no proposed Loan Offer Agreement shall constitute a Loan Offer Agreement for purposes hereof unless it is accompanied by an Officer’s Certificate of Borrower certifying to the matters set forth in the first sentence of this definition and such other related matters as may be reasonably requested by Lender.

“Monthly Interest Payment Amount” shall mean an amount equal to interest only on the outstanding principal balance of the Project Loan, calculated in accordance with Section 2.2 hereof.

“Net Cash Flow Before Debt Service” shall have the meaning set forth in the definition of “Accrual Period Monthly Payment Amount”.

“P&I Payment Amount” shall mean an amount based upon (i) interest accrued on the outstanding principal balance of the Project Loan (including any Accrued Interest which has been added to the outstanding principal balance of the Loan, if any) in accordance with Section 2.2 hereof and (ii) a principal payment based on the then outstanding principal balance of the Project Loan (including any Accrued Interest which has been added to the outstanding principal balance of the Loan, if any) and a twenty-five (25) year amortization schedule); it being specifically understood that the amount required to be paid to Lender above shall be calculated by Lender no less than fifteen (15) Business Days prior to the Payment Date occurring in May 2012 and such calculation shall be conclusive and binding on Borrower absent manifest error.

“PLA Modification Agreement” shall mean that certain Second Amendment to Project Loan Agreement and Amendment of Certain Other Loan Documents, dated as of the PLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“PLA Modification Effective Date” shall mean October 20, 2010.

          (c) The second and third sentences of Section 2.3.1 of the Project Loan Agreement are hereby deleted in their entirety.

          (d) The following shall be incorporated into the Project Loan Agreement as Section 2.4.6:

Section 2.4.6 Permitted Prepayment Prior to Loan Sale. (a) Notwithstanding anything to the contrary herein or in any of the other Loan Documents, during the Loan Hold Period, provided no Event of Default exists, Borrower may, at its option, prepay the Debt in whole (but not in part) upon thirty (30) days prior irrevocable notice to Lender, without payment of the Yield Maintenance Premium or the requirement to defease the Loan; provided, however, if for any reason Borrower prepays the Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment. For purposes of clarification, Borrower right to prepay the Loan pursuant to this Section 2.4.6 is a one-time right to prepay the Loan in whole (but not in part).

(b) Provided that (i) no Event of Default is then continuing, (ii) Borrower has elected to prepay the Loan pursuant to the express terms of Section 2.4.6(a) above and (iii) provided that the Mortgage continues to secure a bona fide obligation of the Borrower, Lender agrees to assign the Note and the Mortgage (the “Refinancing Assignment”), all without recourse, covenant or warranty of any nature, express or implied (other than that Lender is the then holder of the Note and the Mortgage), to any party designated by Borrower (other than Borrower or a nominee of Borrower) (the “Mortgage Assignee”), provided that (A) Borrower shall have first caused the same to be purchased for an amount equal to the Debt (including, without limitation, all unpaid principal and accrued interest due) (the “Mortgage Purchase Price”) as set forth on a loan pay-off letter delivered by Lender or its servicer and upon payment by Borrower of (1) the reasonable out-of-pocket expenses of Lender incurred in connection with the assignments of mortgages and any related matters together with any nominal processing and administrative fees; and (2) Lender’s reasonable attorney’s fees for the preparation, delivery and performance of such assignment and related documents; (B) Borrower shall have caused the recording with the recorder’s office of Kings County of an executed Statement of Oath under Section 275 of the New York Real Property Law; and (C) such assignment is not then prohibited by any federal, state or local law, rule, regulation, order, or by any other governmental authority. Borrower shall be responsible for all taxes, recording fees and other charges payable in connection with such assignment.

          (e) Section 2.12.3 of the Project Loan Agreement is hereby deleted in its entirety and replaced with the following:

                    2.12.3 [Intentionally omitted].

          (f) Sections 8.1(a)(xiii), (xiv), (xv), (xvii) and (xviii) of the Project Loan Agreement are each hereby deleted in its entirety and each replaced with the following: [Intentionally omitted];

          (g) Section 8.1(a)(xxi) of the Project Loan Agreement is hereby deleted in its entirety and each replaced with the following: (xxi) if, during the Accrual Period, Borrower shall fail to deliver to Lender all Cash Flow Before Debt Service for the second preceding Interest Period as and when due;

          (h) Each of Borrower and Guarantor hereby acknowledge and agree that the BLA Modification Agreement (i) amends and modifies certain provisions of the Project Loan Agreement which have been incorporated into the Project Loan Agreement by reference, including, without limitation, the incorporation of Sections 5.1.47, 5.2.14 and 9.3 and Article 7 of the Building Loan Agreement, and (ii) such amendments and modifications shall be read into the Project Loan Agreement as if fully and completely set forth therein;

          (i) Pursuant to Section 10.6 of the Project Loan Agreement, if a notice is to be given to Lender, such notice shall be given to:

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention: Helen Mucciolo
Fax: (212) 720-1530

With a copy to:

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention: Stephanie Heller
Fax: (212) 720-1953

With a copy to:

BlackRock Financial Management Inc.
55 East 52nd Street
New York, New York 10055
Attention: Frank Pomar
Fax: (212) 810-5666

With a copy to:

Alston & Bird LLP
90 Park Avenue
New York, New York 10016
Attention: Gerard Keegan, Esq.
Fax: (212) 210-9444

                              4. Amendment to Guaranty of Recourse Carve Outs.

          (a) The following shall be incorporated into the Guaranty of Recourse Carve Outs as Section 1.2(x):

(x) if, during the Accrual Period, Borrower fails to deliver to Lender all Cash Flow Before Debt Service for the second preceding Interest Period as and when due; and

          (b) The words “or (vi) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by the Loan Agreement or the Mortgage.” set forth in Section 1.2(b) of the Guaranty of Recourse Carve Outs are hereby deleted in their entirety and replaced with the following:

(vi) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by the Loan Agreement or the Mortgage; (vii) any litigation or other legal proceeding related to the Debt filed by a Borrower Party that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents; (viii) any action by a Borrower Party contesting the end date of the Loan Hold Period; (ix) any misrepresentation set forth in (a) the affidavit made pursuant to and in compliance with Section 22 of the Lien Law in connection with the filing of this Agreement or any amendment or modification thereto or (b) Section 1 of the BLA Modification Agreement; or (x) Borrower’s failure to comply with the obligations set forth in Section 5.1.47 hereof.

                              5. Guarantor Financial Statements.

          Notwithstanding anything to the contrary herein or in the other Loan Documents,

Guarantor shall furnish to Lender (i) quarterly, within thirty (30) days following the end of each calendar quarter and (ii) annually, within one hundred and twenty (120) days following the end of each Fiscal Year, a complete copy of Guarantor’s financial statements covering the applicable corresponding period then ended, including a balance sheet and income statement of Guarantor. With respect to Guarantor’s annual financial statements, such statements shall be audited in accordance with GAAP by BDO Seidman (so long as they are licensed certified public accountants) and shall include a complete copy of Guarantor’s federal and New York state income tax returns for the immediately preceding tax year within thirty (30) days after timely filing of same given all allowable extensions of time to file.

                              6. Ratification.

          (a) Borrower hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Borrower without change except as otherwise expressly and specifically modified by this Amendment. Borrower hereby agrees to continue to be bound by terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents.

          (b) Guarantor hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including without limitation, the Guaranty of Completion (as defined in the Building Loan Agreement), the Guaranty of Recourse Carve Outs (as defined in the Building Loan Agreement) and the Environmental Indemnity (as defined in the Building Loan Agreement), are and shall remain in full force and effect, and are true and correct with respect to Guarantor without change except as otherwise expressly and specifically modified by this Amendment. Guarantor hereby agrees to continue to be bound by the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including, without limitation, the Guaranty of Completion, the Guaranty of Recourse Carve Outs and the Environmental Indemnity.

                              7. Release and Waiver of Claims, Defenses and Rights of Set Off.

          (a) Each of Borrower and Guarantor acknowledge that Lender has performed all obligations and duties owed to Borrower and Guarantor under the Loan Documents through the date hereof.

          (b) As additional consideration for entering into this Amendment, each of Borrower and Guarantor hereby unconditionally and irrevocably forever releases, waives and forever discharges Lender, BlackRock Financial Management Inc., the Federal Reserve Bank of New York, Maiden Lane LLC and any Servicer of the Loan (together with each of their respective predecessors, successors and assigns, each of their respective Affiliates and each of their respective officers, directors, employees, agents and representatives) (each, a “Releasee” and, collectively, the “Releasees”) from any action, cause of action, suit, debt, defense, right of set off or other claim arising on or prior to the date hereof, whatsoever, in law or in equity, arising out of or in connection with this Amendment and/or the other Loan Documents, known or unknown against the Releasees.

          (c) Each of Borrower and Guarantor, on behalf of itself and its successors, assigns, Affiliates and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that neither Borrower (nor any of its successors, assigns, Affiliates or other legal representatives) nor Guarantor (nor any of its successors, assigns, Affiliates or other legal representatives) will sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Borrower pursuant to Section 8(a) above. If either of Borrower (or any of its successors, assigns, Affiliates or other legal representatives) or Guarantor (or any of its successors, assigns, Affiliates or other legal representatives) violates the foregoing covenant, such party agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

          (d) Lender hereby waives the Events of Defaults specifically alleged in (i) that certain letter to Borrower, dated as of June 4, 2009, from Lender, (ii) that certain letter to Borrower, dated as of July 2, 2009, from Stites & Harbison PLLC, (iii) that certain letter to Borrower and Guarantor, dated as of December 4, 2009, from Alston & Bird LLP, and (iv) that certain letter to Otterbourg, Steindler, Houston & Rosen, P.C., dated as of March 25, 2010, from Alston & Bird LLP.

                              8. No Novation.

          The parties do not intend this Amendment nor the transactions contemplated hereby to be, and this Amendment and the transactions contemplated herby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Loan Documents. Further, the parties do not intend this Amendment nor the transactions contemplated hereby to affect the priority of Lender’s first priority lien in any of the collateral securing the Note in any way, including, without limitation, the liens, security interests and encumbrances created by the Mortgage and the other Loan Documents

                              9. Representations, Warranties, and Covenants.

          (a) Borrower and Guarantor agree that all of the representations, warranties, and covenants contained in the Loan Documents (as incorporated into the Project Loan Agreement by reference) continue to be true and correct as of the date hereof, and Borrower and Guarantor hereby agree to continue to be bound by the representations, warranties, and covenants on and after the date hereof. Borrower and Guarantor agree that any default under this Amendment shall constitute an Event of Default under the Loan Documents.

          (b) Lender represents and warrants to Borrower and Guarantor that Lender has advised the Servicer and any agents acting on behalf of Lender of the terms and provisions of the Loan Documents as amended by this Amendment.

          (c) Lender, Borrower and Guarantor hereby represent and warrant that the Completion of the Improvements occurred on or about June 22, 2009.

          (d) Borrower hereby represents and warrants that (i) Borrower has obtained a Certificate of Eligibility under the Industrial and Commercial Incentive Program, (ii) Borrower

has obtained an extension of the conditional use permit for the Property permitting the Property to be used as a self-storage facility and (iii) Borrower has removed, or caused to be removed, all USTs (as defined in the Building Loan Agreement) and ASTs (as defined in the Building Loan Agreement).

                              10. [Intentionally omitted].

                              11. Miscellaneous.

          (a) The Recitals set forth above are true and correct and are hereby incorporated into the body of this Amendment by reference.

          (b) Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Project Loan Agreement. The definition of “Agreement” set forth in the Project Loan Agreement shall be deemed to include this Amendment. Additionally, the definition of “Loan Agreement” and “Loan Documents” as set forth in the Loan Documents shall be deemed to include this Amendment and the other documents entered into in connection with this Amendment.

          (c) All exhibits and schedules attached hereto are incorporated in this Amendment and are expressly made a part hereof.

          (d) This Amendment has been duly executed and delivered by Borrower and Guarantor and is the legal, valid and binding obligation of Borrower and Guarantor, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

          (e) This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one and the same instrument, but in making proof hereof it shall be necessary to produce only one such counterpart. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment. This Amendment shall not be binding, however, until all parties hereto have signed and delivered a counterpart of this Amendment.

          (f) The parties hereto agree that, except as specifically set forth herein, this Amendment (i) does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the Loan Documents and (ii) does not constitute a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies under the Loan Documents, all of which are hereby expressly reserved. This Amendment shall not relieve or release the Borrower or Guarantor in any way from any of their respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder. This Amendment shall not obligate Lender, or be construed to require Lender, to waive any Event of Default or defaults, whether now existing or which may occur after the date hereof.

          (g) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, except the terms and provisions of Section 2.4.6 of the Project Loan Agreement shall specifically not be binding on any successor or assign of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1.

          (h) Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Amendment and those of the Loan Agreement or the other Loan Documents, the terms, covenants, and provisions of this Amendment shall control.

          (i) This Amendment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (j) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

          (k) Borrower shall pay, on demand, all reasonable costs and expenses of Lender (including reasonable fees, costs and expenses of counsel to Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and the modification and amendment of the other Loan Documents, the closing of the restructure of the Loan and the transactions contemplated thereby.

          (l) Each party hereto acknowledges that it has participated in the negotiation of this Amendment, and agrees that no provision of this Amendment shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each of the parties hereto at all times have had access to an attorney in the negotiation of the terms and in the preparation and execution of this Amendment, and the parties hereto each have had the opportunity to review and analyze this Amendment for a sufficient period of time prior to execution and delivery. All of the terms of this Amendment were negotiated at arm’s length, and were prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by either party upon the other. The execution and delivery of this Amendment is the free and voluntary act of each of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

ACADIA ATLANTIC AVENUE, LLC, a Delaware
limited liability company

By:	/s/ Robert Masters

Name: Robert Masters
Title: Senior Vice President

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler Jones
State of New York-Notary Public
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

LENDER:

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL MORTGAGE BACKED SECURITIES TRUST 2008-1

By:	Bank of America, N.A., as Master Servicer

	By:	/s/ Steven M. Vaughn

Name: Steven M. Vaughn
Title: Director

STATE OF NORTH CAROLINA	)
)
COUNTY OF MECKLENBURG	)

On the 19th day of October, in the year 2010, before me the undersigned, personally appeared Steven M. Vaughn, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Yolanda Bonet

Notary Public

Yolanda Bonet
Notary Public
Mecklenburg County
North Carolina
My Commission Expires Jun. 3, 2013

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

GUARANTOR:

ACADIA STRATEGIC OPPORTUNITY FUND II,
LLC, a Delaware limited liability company

By:	/s/ Robert Masters

Name: Robert Masters
Title: Senior Vice President

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler Jones
State of New York-Notary Public
No. 01LE6005994
Qualified in Dutchess County

Comm. Exp. 04/20/2014

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

GUARANTOR:

POST MANAGEMENT, LLC, a Delaware limited
liability company

By:	/s/ Marc Slayton

Name: Marc Slayton
Title: President/Manager

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Marc Slayton, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones

Notary Public

Debra Leibler Jones
State of New York-Notary Public
No. 01LE6005994
Qualified in Dutchess County
Comm. Exp. 04/20/2014

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

MANAGER:

SELF STORAGE MANAGEMENT LLC, a
Delaware limited liability company

By:	/s/ Bruce Roch

Name: Bruce Roch
Title: Chief Executive Officer

STATE OF GEORGIA	)
)
COUNTY OF FULTON	)

On the 18th day of October, in the year 2010, before me the undersigned, personally appeared Bruce Roch, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jada Cowans

Notary Public

Jada Cowans
Notary Public, Henry County, Georgia
My Commission Expires May 20, 2013

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF BROOKLYN, COUNTY OF KINGS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS, TO WIT:

BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE NORTHERLY LINE OF ATLANTIC AVENUE (120 FEET IN WIDTH), WITH THE EASTERLY LINE OF EUCLID AVENUE (66 FEET IN WIDTH) AND FROM SAID POINT OF BEGINNING RUNNING THENCE;

1. RUNNING ALONG SAID EASTERLY LINE OF EUCLID AVENUE, NORTH 11º 00’ 00” WEST, A DISTANCE OF 211 FEET AND 6 INCHES LOCAL STANDARD, 211 FEET AND 8 1/2 INCHES UNITED STATES STANDARD, THENCE;

2. ALONG A LINE AT RIGHT ANGLES TO SAID EUCLID AVENUE, NORTH 79º 00’ 00” EAST, A DISTANCE OF 100.00 FEET LOCAL STANDARD, 100 FEET 1 1/4 INCHES UNITED STATES STANDARD, THENCE;

3. ALONG THE LINE BEING PARALLEL TO SAID EUCLID AVENUE, NORTH 11º 00’ 00” WEST, A DISTANCE OF 330.00 FEET LOCAL STANDARD, 330 FEET AND 4 INCHES UNITED STATES STANDARD, THENCE;

4. ALONG A LINE AT RIGHT ANGLES TO SAID EUCLID AVENUE, NORTH 79º 00’ 00” EAST, A DISTANCE OF 52 FEET AND 11 1/4 INCHES LOCAL STANDARD, 52 FEET AND 11 7/8 INCHES UNITED STATES STANDARD, THENCE;

5. ALONG THE EASTERLY LINE OF SAID LOTS 23, 13 & 1, BLOCK 4145, SOUTH 11º 03’ 56” EAST, A DISTANCE OF 515 FEET AND 1 1/2 INCHES LOCAL STANDARD, 515 FEET AND 6 5/8 INCHES UNITED STATES STANDARD TO THE NORTHERLY LINE OF SAID ATLANTIC AVENUE, THENCE;

6. ALONG SAID NORTHERLY LINE OF ATLANTIC AVENUE, SOUTH 69º 13’ 14” WEST, A DISTANCE OF 155 FEET AND 9 1/4 INCHES LOCAL STANDARD, 155 FEET AND 10 3/4 INCHES UNITED STATES STANDARD TO THE POINT AND PLACE OF BEGINNING.

SCHEDULE I

Work Providers

4 STAR CONTRACTING, INC.
A.H. HARRIS & SONS INC.
ACCURATE SITE SAFETY
AEC REPROGRAPHICS
AKERMAN SENTERFITT LP
ALL GLASS SYSTEMS INC.
ALPINE READY MIX INC.
ARCHITECTURAL DOORS
AT&T MOBILITY II, LLC
ATLANTIC ENGINEERING LABORATORIES
BANK OF AMERICA
BANKS SHAPIRO GETTINGER & WALDINGER
BESAM ENTRANCE SOLUTIONS
BIG APPLE CONCRETE SUPPLY INC.
BILCO WIRE ROPE & SUPPLY CORP
BROOKSIDE ENVIRONMENTAL, INC.
BUTZ-WILBERN
C.M. RICHEY ELECTRICAL CONTRACTOR
CASINO PLUMBING & HEATING CO. INC.
CELTIC BUILDING SUPPLIES INC.
CINGULAR WIRELESS II, LLC
CITY OF NEW YORK DEPARTMENT
CON ED
CON EDISON
CONSTRUCTION DATA CORPORATION
CONTROL POINT ASSOCIATES INC.
CSC
CUSTOM BOOK BINDERY INC.
DELAWARE SECRETARY OF STATE
DEMAND ELECTRIC INC.
DESIGLINE CONSTRUCTION SERVICES INC
DIAMOND POINT GLASS CO. INC.
DPK CONSULTING LLC
DTS
EASTBAY STEEL INC.
ELIAS SLAIBY
EMG
EMMERSON ESTRADA
ETRE ASSOCIATES, LTD
FASTERNAL COMPANY
FEDERAL EXPRESS
FIRST AMERICAN TITLE INS CO
FJM FERRO, INC.
FORTE EXPRESS PLUMBING & HEATING
FROMM ELETRIC SUPPLY CORP.
GMA MECHANICAL CORPORATION
GRAINGER
GREENBERG FARROW ARCHIT CORP
GREENBERG TRAGER & HERBRST, LLP
GUY SACCENTO
HOME DEPOT CREDIT SERVICES
ICC CONCRETE & MASONRY CORP
INDEPENDENT EQUIPMENT CORP
JANUS INTERNATIONAL CORPORATION
JD REINFORCING SUPPLY
JM WELDING CO. INC.
JOHN CHRISTODOULOU
JOHN SPERANDO
JPR SPECIALTY CONSULTING
KETCHUM DIRECTORY ADVERTISING
KEYSPAN ENERGY DELIVERY
LOUIS STRIAR, INC.
M.E. SABOSIK ASSOCIATES, INC.
MAHENDRANATH RAMSAHAI
MARJAM SUPPLY CO., INC.
METALLINE FIRE DOOR CO., INC.
METROPOLITAN VALUATION SERVICES
MICHAEL ARIGOT
MICHAEL S. LUTHER P.E.
MODULEX PARTITION CORP
MONZACK MERSKY MCLAUGHLIN
MORRISON TRANSIT-MIX CORP
MRC II CONTRACTING INC.
NACIREMA INDUSTRIES, INC.
NATIONAL CONSTRUCTION RENTALS
NEW YORK CITY COMMISSION
NEWCO CORPORATE SERVICES INC.
NY REBAR INC.
NYC DEPARTMENT OF BUILDINGS
NYC DEPARTMENT OF FINANCE
NYC DEPARTMENT OF TRANSPORTATION
NYC DEPT OF BUILDINGS
NYC FIRE DEPARTMENT
NYC PARK OF RECREATIONS
NYC WATER BOARD
OEHLER CONTRACTING CORP.
OLDCASTLE APG NORTHEAST, INC.
OTTERBOURG, STEINDLER, HOUSTON OUR RENTAL CORP
OUTSOURCE CONSULTANTS
PC RICHARD & SON BUILDERS DIVISION
PERIMETER BRIDGE & SCAFFOLD CO., INC
PETTY CASH
PHOENIX CONSTRUCTION LLC
POLAND SPRINGS
POST MANAGEMENT II, LLC
POST MANAGEMENT, LLC
PRO ENERGY SERVICES
QUEENSBORO FENCE CO. INC.
RADIANT CLEANING SERVICES, INC.

RARITAN BAY CONTRACTING INC.
RED WING ELECTRIC LLC
RIKER DANZIG SCHERER HYLAND
ROBERT DONOHUE
ROCK TECH INC.
ROMA ARCHITECTURAL WOODWORKING, INC
RON WRENSEN
SANDAK HENNESSEY & GRECO LLP
SH5 CONSTRUCTION CORP.
SHANKER LAW GROUP
SIGN A RAMA USA
SIGN-A-RAMA
SIGNS BY TOMORROW
SIMKISS AGENCY
SPEEDY CONCRETE PUMPING & REPAIR IN SPRAY- RITE LLC
SPRINT
SS20 BUILDING SYSTEMS, INC
STADTMAUER BAILKIN LLP
STAPLES CREDIT PLAN
STILLWELL MATERIALS CORP.
STOLTE PAINTING, LLC
TASZ CONSTRUCTION, INC.
THYSSENKRUPP ELEVATOR CORPORATION
TIMOTHY CLARK
ULTIMATE ACCESS SOLUTIONS
UNBUILD IT SERVICES, LTD
UNITED STEEL PRODUCTS VERIZON, INC.
VITAL SIGN SOURCE LTD
W. B. MASON CO., INC.
WACHTEL & MASYR LLP
WHITESTONE ASSOCIATES INC.
WILLIAM VITACCO ASSOCIATES, LTD